Chambers Street®

Investor Presentation

June 2015



Chambers Street®

Forward Looking Statements

This presentation may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties, such as: our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements, such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, increasing competition and decreasing rental revenue; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our ability to successfully manage growth and/or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving and maintaining corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; our ability to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and other of our documents that are on file with or furnished to the SEC. Any forward looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.

The Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Credit ratings may not reflect the potential impact of risks relating to our structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency's rating should be evaluated independently of any other agency's rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Note: Unless otherwise noted, the information in this presentation represents our portfolio as of March 31, 2015 and includes our consolidated and unconsolidated properties with square feet included at 100% and dollar amounts included at our 80% pro rata share for our Duke, European & UK joint ventures.

Chambers Street Properties

High-Quality Industrial and Office Portfolio

- Newer assets in strong markets
- Strong tenant credit profile
- High occupancy

Experienced Team

- Extensive experience and continuity
- Track record of disciplined growth
- Demonstrated leasing capabilities

Well-Supported Dividend and Strong Balance Sheet

- $0.51 per share annualized, monthly dividend
- Investment grade credit rated by Moody's and S&P
- Substantial liquidity





Chambers Street®

Recent Highlights

Financials		2014	1Q 2015
Core FFO / Share[1]		$0.69	$0.18
AFFO / Share[1]		$0.64	$0.17
Distributions / Share[2]	Monthly	$0.0420	$0.0425
	Annualized	*$0.504*	*$0.510*
Core FFO Payout Ratio		73.0%	71.8%
AFFO Payout Ratio		78.9%	74.5%

Portfolio	2014	1Q 2015
Acquisitions	$203.6m	$1.7m
Dispositions	$185.1m	$36.7m[3]
Leasing(sf)	4.1m	0.3m

(1) See the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended March 31, 2015 located on the investor relations page of our website for additional information. (2) Dividend paid monthly. (3) Includes dispositions completed before June 1, 2015.

Chambers Street®

Demonstrated Results

	At June 30, 2013[(1)]	At March 31, 2015
Increased U.S. Industrial Exposure and Sold Non-Core Assets[(2)]	▪ 35% Industrial ▪ 61% Office ▪ 4% Retail	✓ 43% Industrial ✓ 57% Office ✓ 0% Retail
Improved Portfolio Occupancy	▪ 95.5% leased	✓ 98.4% leased - over 7.7m square feet leased since listing
Obtained Investment Grade Credit Ratings	▪ No investment grade credit ratings	✓ Received 2 investment grade credit ratings (S&P: BBB- and Moody's: Baa3)
Reduced Secured Debt Exposure[(3)]	▪ 60% of portfolio encumbered	✓ 44% of portfolio encumbered

(1) All data as of quarter ended June 30, 2013. The Company listed its shares on the NYSE May 21, 2013. (2) Property type percentages based on QTD NOI.
(3) Percentages based on acquisition cost.

Chambers Street®

Focused Strategy

Investment

- Acquire newer U.S. industrial assets leased to high-quality tenants
  - Located in markets with attractive growth characteristics and well supported by transportation infrastructure
- Selective sale of non-core assets
- Maintain disciplined buy/sell approach


Coleman

Operating

- Tenant relationship focus
- High tenant retention through lease renewals
- Aggressive lease up of remaining vacant space
- Achieve embedded value in operating portfolio
- Opportunity to expand existing properties



Capital

- Maintain modest leverage
- Broaden sources of capital
- Ample liquidity
- Evenly-distributed debt maturities
- Transition to become a primarily unsecured borrower



Chambers Street®

High-Quality Portfolio

	Industrial	Office	Total
# of Properties	79	48	127
Net Rentable Square Feet (mm)	29.7	7.9	37.6
% of Total QTD NOI	43.5%	56.5%	100.0%
% Triple Net Single-Tenant(1)	88.5%	65.9%	75.7%
Average Age (years)(2)	9	14	12
% Leased(3)	98.2%	98.9%	98.4%
Remaining Lease Term (years)(2)	6.2	6.4	6.3


amazon.de
amazon.de





(1) Weighted by QTD NOI. See the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended March 31, 2015 located on the investor relations page of our website for additional information. (2) Weighted by approximate acquisition cost. (3) Weighted by net rentable square feet.

Geographical and Industry Diversification

Geographically Diversified[1]



New Jersey 15.1 %
Florida 8.2 %
Texas 7.8 %
Germany 6.6 %
California 5.8 %
South Carolina 5.7 %
Ohio 5.7 %
Pennsylvania 5.6 %
Virgina 5.6 %
Arizona 5.4 %
Minnesota 4.3 %
Illinois 4.3 %
Other 19.9 %

Broad Tenant Industry Diversification[2]



Pharmaceutical and Healthcare Related 13.0 %
Consumer Products 12.0 %
Financial Services 11.3 %
Internet Retail 9.8 %
Defense and Aerospace 6.9 %
Logistics Distribution 5.4 %
Food Service and Retail 4.8 %
Telecommunications 4.7 %
Government 3.7 %
Insurance 2.6 %
Education 2.6 %
Apparel Retail 2.6 %
Other 20.6 %

(1) Based on approximate acquisition cost.
(2) Based on annualized base rent.

Chambers Street®

High-Quality Tenant Base(1)

Less than 34% of ABR from top 10 tenants
Approximately 54% of ABR from investment grade rated tenants

		Credit Rating		
	Top Tenants	S&P	Moody's	% ABR
1	amazon	AA-	Baa1	9.8 %
2	Raytheon	A	A3	4.0%
3	LORD ABBETT	-	-	3.8%
4	GSA	AA+	Aa1	3.7%
5	JPMorgan Chase & Co.	A	A3	2.3%
6	endo	-	-	2.2%
7	NUANCE	BB-	Ba3	2.2%
8	COMCAST	A-	A3	2.0%
9	Eisai	-	-	2.0%
10	PPD	B	B3	1.9%
	Other (approx 176 tenants)			66.1%
	Total			**100.0%**



Not Rated
37.0%
Investment
Grade
53.9%
Non-Investment
Grade
9.1%

(1) Percentages weighted by annualized base rent ("ABR"). We define an investment grade rated tenants as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's. We define a non-investment grade rated tenants as a tenant, or whose guarantor or parent company, that has a credit rating as determined by either Standard and Poor's or Moody's, however they do not have an investment grade credit rating as determined by either Standard and Poor's or Moody's. Annualized base rent for each lease equals, (i) 12 times the monthly cash base rent due as of March 31, 2015, or (ii) for any lease still in an initial free or reduced rent period as of March 31, 2015, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.

Industrial Portfolio: Near Major Logistics Corridors



UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Denver
Kansas City
Indianapolis
Columbus
Northeast PA
St. Louis
Cincinnati
Baltimore
Charlotte
Winston-Salem
Spartanburg
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Savannah
Houston
Jacksonville
Tampa
United Kingdom
Hamburg
Nottingham
Bremen
Northampton
Rugby
Germany
Felixstowe
Rhine-Rur
Rotterdam
Lille
Frankfurt
Munich
France
Chambers Street industrial properties
Major ports
Intermodal facilities
Major rail & freight corridors

Source: American Association of Ports & US Department of Transportation.

Chambers Street®

Industrial Portfolio: Representative Investments

Millers Ferry Road – Dallas, TX


Whirlpool

Acquisition Cost (Date)	$40.4 MM (June 2011)
SF / Leased	1,020,000 / 100%
Tenant	Whirlpool (S&P: BBB)

Langenbach – Munich, Germany


DSV

Acquisition Cost (Date)	$18.6 MM (Oct. 2010)
SF / Leased	225,106 / 100%
Tenant	DSV

Midwest Commerce Center – Kansas City, KS


Coleman

Acquisition Cost (Date)	$63.0 MM (Aug. 2012)
SF / Leased	1,107,000 / 100%
Tenant	The Coleman Company (S&P: BB)

Buckeye Logistics Center – Phoenix, AZ


amazon.com

Acquisition Cost (Date)	$52.8 MM (June 2008)
SF / Leased	1,009,351 / 100%
Tenant	Amazon (S&P: AA-)

AllPoints Midwest – Indianapolis, IN



Acquisition Cost (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,420 / 100%
Tenant	Prime Distribution

1 Rocket Road – Los Angeles, CA



Acquisition Cost (Date)	$46.7 MM (July 2014)
SF / Leased	514,753 / 100%
Tenant	Space Exploration Technologies

Note: Credit ratings of our tenants, their guarantors or parent companies.

Office Portfolio:
Near Major Population Centers



UNITED STATES
EUROPE
Minneapolis
Chicago
Columbus
Cincinatti
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Washington, DC Metro
East Bay
Nashville
Raleigh
San Diego
Phoenix
Dallas
Houston
Tampa
Orlando
Fort Lauderdale
United Kingdom
Coventry
Chambers Street office properties
Major MSA population centers

Source: US Census Bureau and Eurostat.

Office Portfolio: Representative Investments

Chambers Street®

Crest Ridge Corporate Center – Minneapolis, MN


syngenta

Acquisition Cost (Date)	$28.4 MM (Aug. 2009)
SF / Leased	116,338 / 100%
Tenant	Syngenta (S&P: A+)

5160 Hacienda Drive – East Bay, CA



Acquisition Cost (Date)	$38.5 MM (Apr. 2010)
SF / Leased	201,620 / 100%
Tenant	Carl Zeiss Meditec

Aspen Corporate Ctr; Nashville, TN



Acquisition Cost (Date)	$29.9 MM (Sept. 2008)
SF / Leased	180,147 / 100%
Major Tenant	Verizon (S&P: BBB+)

Weston Pointe IV – Fort Lauderdale, FL



Acquisition Cost (Date)	$22.6 MM (Mar. 2011)
SF / Leased	96,175 / 100%
Major Tenant	U.S. General Services Administration (S&P: AA+)

100 Kimball Drive – Northern NJ



Acquisition Cost (Date)	$60.3 MM (Dec. 2010)
SF / Leased	175,000 / 100%
Tenant	Deloitte LLP

The Atrium I – Columbus, OH


Nationwide

Acquisition Cost (Date)	$45.1 MM (Mar. 2013)
SF / Leased	315,102 / 100%
Major Tenant	Nationwide Mutual Insurance (S&P: A+)

Note: Credit ratings of our tenants, their guarantors or parent companies.

European Portfolio: 12 Properties in 3 Countries

- Approximately 10.2% of total portfolio [(1)]
- Strategically located in Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties
  - 5.8 year weighted average age [(1)]

- Tenants include:
  - Amazon.com
  - Lear
  - Deutsche Post
  - DSV
  - GE Lighting
  - UniDrug

Property Type	# of Properties	Amount [(2)]	% of European Portfolio
Industrial	12	$318.9	93.0%
Office	1	23.8	7.0%
Total	13	$342.7	100.0%
Debt		95.9	28.0%
Equity		$246.8	72.0%


EUROPE
United Kingdom
South Normanton
Coventry
Rugby
Northampton
Lille
France
Hamburg
Bremen
Germany
Rhine-Ruhr
Frankfurt
Munich
Chambers Street properties

(1) By acquisition cost.
(2) $ in millions, based on acquisition cost.

Strong Industrial Trends

Demand drivers for industrial are strong, while supply remains balanced



Historical and Projected Vacancy and Net Absorption—U.S.
150
100
50
0
-50
-100
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
85
138
109
63
(2)
(73)
(2)
79
96
94
108
102
105
101
93
91
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Net Absorption (SF mm)
Vacancy Rate



Historical and Projected Rent Growth (%)— U.S.
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
0.5 %
3.0 %
2.9 %
3.3 %
(1.1)%
(6.5)%
(3.7)%
(0.2)%
1.7 %
2.1 %
2.5 %
3.4 %
3.5 %
3.6 %
3.9 %
3.9 %
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Effective Rent PSF

Source: REIS as of 1Q 2015.

Strong Industrial Trends

Growth of e-commerce continues to create demand for industrial space



$350
$300
$250
$200
$150
$100
$50
$0
$27
$34
$44
$57
$72
$91
$112
$135
$141
$144
$168
$197
$226
$263
$304
CAGR 19%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
E-Commerce Sales

- U.S. e-commerce industry grew at 19% CAGR between 2000 and 2014 and currently represents ~7% of all retail sales
- Similar growth of e-commerce industry is being experienced globally
- E-commerce requires extensive supply chains which in turn creates new demand for warehouse space

Source: U.S. Census Bureau, $ in billions.

Office Trends

Supply remains muted helping to push up rents and keep vacancy in check


New Construction
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014e
2015f
2016f
2017f
2018f
2019f
2004


Suburban Rent Growth vs. Suburban Vacancy Rate
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(0.2)%
2.4 %
7.2 %
9.1 %
2.2 %
(7.3)%
(0.5)%
0.3 %
1.1 %
3.6 %
3.0 %
3.6 %
4.0 %
2.0 %
1.9 %
2.5 %
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014e
2015f
2016f
2017f
2018f
2019f
Suburban Rent Growth
Suburban Vacancy Rate

Sources: Rosen Consulting Group.

Track Record of Disciplined Growth

Led by a team with deep commercial real estate experience—significant portfolio growth achieved during an opportune time in real estate cycle



$ 4.0
3.2
2.4
1.6
0.8
0.0
$3.4 Billion
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (1)

Note: $ in billions. Total portfolio size is based on cumulative acquisition cost at the end of each period.
(1) As of March 31, 2015.

Acquisition Case Study: Northeast PA Portfolio

Four-property portfolio located in a strong industrial market close to major populations centers with low labor and operating costs

- **Acquisition Date:** November 18, 2014
- **Purchase Price: $**105.7m; going-in cap rates of 7.6% and 7.8% on an in-place and straight-line basis, respectively
- **Built:** 2005-2008
- **Location:** Wilkes-Barre, Scranton, and Hazelton, Pennsylvania
  - ➢ Located along I-81 with close proximity to 1-78, I-80 and I-84
    - Within a day's drive to NYC, Northern Jersey, Baltimore, and Philadelphia
    - North/South access to major population centers from ME to FL
    - Near three East Coast ports
- **Square Footage:** 1.64m
- **Tenancy:** 6 tenants—90% of annualized base rent is derived from investment grade tenants
  - ➢ 100% net leased with weighted average remaining lease term of 3.6 years
- **Improvements:** Three largest tenants recently executed significant capital improvements
- **Expansion Capabilities:** Two of four buildings expandable by 124,000 sf and 274,000 sf, respectively. All four properties have excess auto or trailer parking




amazon

Note: We define an investment grade rated tenants as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's. We define a non-investment grade rated tenants as a tenant, or whose guarantor or parent company, that has a credit rating as determined by either Standard and Poor's or Moody's, however they do not have an investment grade credit rating as determined by either Standard and Poor's or Moody's.

Chambers Street®

Historical Percentage Leased

Consistently maintain high percentage leased—
96% on cost weighted average since the end of 2009



100%
96%
92%
88%
84%
96% on a cost weighted average
95% on a square foot weighted average
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
Square Foot Weighted Average Percentage Leased
Cost-Weighted Average Percentage Leased

Scheduled Lease Expirations

Well laddered lease expiration schedule with over 6.3 years weighted average remaining term



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.9%
9.0%
6.8%
10.7%
13.0%
7.6%
51.0%
2015 (3)
2016
2017
2018
2019
2020
Thereafter

Scheduled Rental Increases

	% of Total Annualized Base Rent
Fixed Rental Increases (1)	84.2%
Indexed Rental Increases (2)	12.5%
Constant Rent	3.3%

Note: Scheduled lease expirations as a percentage of total expiring base rent. (1) Includes certain leases that were subject to historical rent increases. (2) Indexed rental increases are generally based upon inflation or market rents. (3) Includes only the last 9 months of 2015.

Demonstrated Leasing Capabilities

Strong leasing activity over last two years with approximately 7.7 million square feet leased


Cumulative Leasing Volume(1)
9
8
7
6
5
4
3
2
1
0
0.6
0.2
1.1
0.2
1.5
0.9
2.3
1.1
2.9
1.4
3.1
1.9
3.9
2.6
4.4
3.1
4.5
3.2
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Renewal
New Lease

(1) Cumulative leasing volume, in millions of square feet, since December 31, 2012.

Chambers Street®

Investment Grade Balance Sheet

Investment grade rated by Standard & Poor's (BBB-, stable) and Moody's (Baa3, stable)



Unsecured Line of Credit 6.9%
Unsecured Term Debt 16.9%
Common Equity 55.2%
Secured Debt 21.0%

	3/31/15
Share Price (1)	$7.88
Shares	236,861
Total Common Equity	$1,866,469
Secured Debt (2)	$709,727
Unsecured Term Debt	570,000
Unsecured Line of Credit	235,044
Total Pro Rata Debt	$1,514,771
Total Capitalization	$3,381,240
Cash	(44,658)
Enterprise Value	$3,336,582
Revolver Availability	$614,956
Net Debt / Annualized EBITDA (3)	7.0x
Debt / Total Capitalization	44.8%
Net Debt / Enterprise Value	44.1%

Note: Amounts in thousands, except per share figures. (1) Closing share price on the NYSE on March 31, 2015. (2) Secured debt excludes the effect of net premiums. (3) Represents Adjusted EBITDA as defined in the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended March 31, 2015 located on the investor relations page of our website. Net of severance related expenses for the quarter ended March 31, 2015, Net Debt/Annualized EBITDA was 6.5X.

Scheduled Debt Maturities

Well laddered debt maturity schedule with approximately 3.6 years of weighted average remaining term

	Amount	Interest Rate (1)(2)	Remaining Term (1)(3)
Fixed Interest Rate	$1,280	4.10%	3.73
Floating Interest Rate	235	1.47%	2.79
Total	$1,515	3.70%	3.58



$ 700
600
500
400
300
200
100
0
$105
$136
$102
$74
$235
$200
$294
$370
2015 (4)
2016
2017
2018
Thereafter
Secured Debt
Unsecured Line Of Credit
Unsecured Term Debt

Note: $ in millions. (1) Weighted average. (2) The $850 million unsecured revolving credit facility is also subject to a facility fee of 0.30% per annum. (3) In years. (4) Includes only the last 9 months of 2015.

Chambers Street®

Chambers Street Properties

High-Quality Industrial and Office Portfolio

- Newer assets in strong markets
- Strong tenant credit profile
- High occupancy

Experienced Team

- Extensive experience and continuity
- Track record of disciplined growth
- Demonstrated leasing capabilities

Well-Supported Dividend and Strong Balance Sheet

- $0.51 per share annualized, monthly dividend
- Investment grade credit rated by Moody's and S&P
- Substantial liquidity





Chambers Street®

Chambers Street Properties

47 Hulfish Street, Suite 210
Princeton, NJ 08542-3706

609 683-4900

www.ChambersStreet.com